May 28, 2007

James S. Kuo M.D. MBA
Chris Schaber Ph.D.
Evan Myrianthopoulos
Board of Directors
DOR BioPharma, Inc.
1101 Brickell Avenue
Miami, FL 33131

Dear Fellow Board Members:

As you know, I have voiced my opinion that at the May 9, 2007 meeting of the Oncology Drug Advisory Committee convened by the FDA to consider the efficacy of orBec®, six (6) of the ten (10) committee members participating, including five (5) of the seven (7) committee members voting against orBec®, had in my opinion financial conflicts of interest as defined under the Federal Advisory Committee Act and the regulations thereunder relating to their imputed financial interest in the four investigational products and programs that represent the closest directly competitive products for the unmet medical need that, if approved, orBec® would be intended to treat. Attachments (1)(2)(3). Had all of the committee members having such financial conflicts of interest been appropriately excluded from participating in the meeting, as I believe they should have been, the outcome of the meeting would have been a 2-2 vote, a very different outcome.

As you are also aware, my interest as well as that of the American public in the topic of reducing financial conflicts of interest in FDA advisory committee meetings transgresses that of DOR. This topic was the subject of proposed legislation in the form of Senate Amendment 1034: To reduce financial conflict of interest in FDA Advisory Panels, that was debated and voted upon by the full Senate resulting in 47 Senators voting in favor and 47 Senators voting against on May 9, 2007.

In order that my opinion and interest in this subject not distract from the FDA’s decision as to whether to grant approval to orBec®, I hereby resign from the board of directors effective immediately and request that you file this letter with the Form 8-K disclosing my resignation as soon as practicable together with the attachments hereto as you are so required under Item 5.02(a)(2) of Form 8-K.

It has been a pleasure to serve on this board for these last 11 years. I wish you all the success in gaining approval for this life saving drug so that it may be made available to patients as well as for the future success of the company.

Sincerely,

/s/ Steve H. Kanzer
Steve H. Kanzer, CPA, Esq.

Attachment 1

Treatment for Acute Graft-Versus-Host Disease

This study is currently recruiting patients.

Verified by National Heart, Lung, and Blood Institute (NHLBI) May 2007

Sponsors and Collaborators:	National Heart, Lung, and Blood Institute (NHLBI) National Cancer Institute (NCI) Blood and Marrow Transplant Clinical Trials Network
Information provided by:	National Heart, Lung, and Blood Institute (NHLBI)
ClinicalTrials.gov Identifier:	NCT00224874

Purpose

The study is a randomized Phase II, four arm treatment trial. The primary purpose of the study is to define new agents with promising activity against acute graft-versus-host disease (GVHD) suitable for testing against corticosteroids alone in a subsequent Phase III trial.
Condition	Intervention	Phase
Graft vs Host Disease Immune System Disorders	Drug: Etanercept Drug: Mycophenolate Mofeil Drug: Denileukin Diftitok Drug: Pentostatin	Phase II

MedlinePlus related topics:  Immune System and Disorders

Genetics Home Reference related topics:  Immune System and Disorders

Study Type: Interventional

Study Design: Treatment, Randomized, Open Label, Active Control, Parallel Assignment, Efficacy Study

Official Title: Initial Systemic Treatment of Acute GVHD: A Phase II Randomized Trial Evaluating Etanercept, Mycophenolate Mofetil (MMF), Denileukin Diftitox (ONTAK), and Pentostatin in Combination With Corticosteroids (BMT CTN #0302)

Further study details as provided by National Heart, Lung, and Blood Institute (NHLBI):
Primary Outcome Measures:

•	Proportion of CR at Day 28 of therapy

Secondary Outcome Measures:

•	Proportion of partial response, mixed response, and progression (measured at Day 28)

•	Proportion of treatment failure (measured at Day 14)

•	Incidence of GVHD flares requiring increasing therapy before Day 90

•	Incidence of discontinuation of immune suppression without flare (measured at Days 90, 180, and 270 post-treatment)

•	Incidence of chronic GVHD (measured at 9 months)

•	Overall survival at 6 and 9 months post initiation of therapy

•	Incidence of systemic infections within 3 months of initiation of therapy

•	Incidence of EBV-associated lymphoma

Total Enrollment:  180

Study start: September 2005

BACKGROUND:

Acute graft-versus-host disease (GVHD) is the major complication of allogeneic hematopoietic stem cell (HSC) transplantation. Acute GVHD produces significant morbidity and complicates patient management resulting in organ toxicity, frequent infections, malnutrition, and substantial delay in recovery from transplantation. Corticosteroids have been the primary therapy for acute GVHD for over three decades. Various additional immunosuppressive strategies have been tested as GVHD therapy but neither anti-thymocyte globulin (ATG), CD5-immunotoxins, IL-1 antagonists nor other agents have been demonstrably helpful in either control of GVHD symptoms or improvement in survival. Published response rates of complete response (CR) to acute GVHD therapy with corticosteroids range from 25-41%. These rates will be used as benchmarks for assessing efficacy of promising new agents. New immunosuppressive agents and strategies are required to improve the management of GVHD and decrease the toxicities of the immunosuppressive regimens.

DESIGN NARRATIVE:

In this trial, patients with newly diagnosed acute GVHD will be randomly assigned to receive corticosteroids plus one of four new agents (etanercept, MMF, denileukin diftitox [Ontak], and pentostatin). A control arm of only corticosteroids will not be employed. Each agent will be assessed for safety and efficacy (at least 35% complete remission [CR] rate at Day 28 of therapy can be expected from previously untreated patients).

Eligibility

Ages Eligible for Study:  2 Years and above,  Genders Eligible for Study:  Both
Criteria

Inclusion Criteria:

•	Prior allogeneic hematopoietic stem cell transplant using either bone marrow, peripheral blood stem cells, or cord blood

•
De novo acute GVHD diagnosed within 48 hours prior to enrollment; biopsy confirmation of GVHD is strongly recommended but not required; enrollment should not be delayed awaiting biopsy or pathology results; the patient must have had no previous systemic immune suppressive therapy given for treatment of acute GVHD except for a maximum 48 hours of prior corticosteroid therapy (at least 1 mg/kg/day methylprednisolone)

•	Patients that have undergone a scheduled donor lymphocyte infusion (DLI) as part of their original transplant therapy plan

•	ANC greater than 500/µL

•
Clinical status at enrollment to allow tapering of steroids to not less than 1 mg/kg/day methylprednisolone (1.4 mg/kg/day prednisone) at Day 28 of therapy (e.g., persisting malignant disease suggesting the need for accelerated taper of immunosuppression)

•	Estimated creatinine clearance greater than 30 mL/minute

•	Assent and educational materials provided to, and reviewed with, patients under the age of 18

Exclusion Criteria:

•	ONTAK, pentostatin, or etanercept given within 7 days of enrollment

•	Active uncontrolled infection

•	Patients that have undergone an unscheduled DLI, or DLI that was not part of their original transplant therapy plan

•	If any prior steroid therapy (for indication other than GVHD), treatment at doses of at least 0.5 mg/kg/day methylprednisolone within 7 days prior to onset of GVHD

•	Patients unlikely to be available at the transplant center on Day 28 and 56 of therapy

•	A clinical syndrome resembling de novo chronic GVHD developing at any time after allotransplantation (see Chapter 2 of the BMT CTN Manual of Procedures for details of de novo chronic GVHD)

•	Other investigational therapeutics for GVHD within 30 days, including agents used for GVHD prophylaxis

•	Patients who are pregnant, breast feeding, or if sexually active, unwilling to use effective birth control for the duration of the study

•	Adults unable to provide informed consent

•	Patients with a history of intolerance to any of the study drugs

Location and Contact Information

Please refer to this study by ClinicalTrials.gov identifier  NCT00224874
Mary Horowitz, MD, MS       marymh@mcw.edu

United States, California
      University of California, San Diego,  California,  92093,  United States; Recruiting
Edward Ball, MD  858-822-6380    tball@ucsd.edu
Edward Ball, MD,  Principal Investigator

      Stanford Hospital and Clinics, Stanford,  California,  94305,  United States; Recruiting
Laura Johnston, MD  650-723-0822    laura.johnston@stanford.edu
Laura Johnston, MD,  Principal Investigator

      City of Hope National Medical Center, Duarte,  California,  91010,  United States; Recruiting
Jasmine Zain, MD  626-256-4673    jzain@coh.org
Jasmine Zain, MD,  Principal Investigator

United States, District of Columbia
      Children's National Medical Center, Washington,  District of Columbia,  20010,  United States; Recruiting
Naynesh Kamani, MD  202-884-2169    nkamani@cnmc.org
Naynesh Kamani, MD,  Principal Investigator

United States, Florida
      University of Florida College of Medicine (Shands), Gainesville,  Florida,  32610,  United States; Recruiting
John Wingard, MD  352-273-8021    wingajr@medicine.ufl.edu
John Wingard, MD,  Principal Investigator

United States, Maryland
      Johns Hopkins/SKCCC, Baltimore,  Maryland,  21231,  United States; Recruiting
Javier Bolanos-Meade, MD  410-614-0738    Fbolano2@jhmi.edu
Javier Bolanos-Meade,  Principal Investigator

United States, Massachusetts
      DFCI/Brigham & Women's Hospital, Boston,  Massachusetts,  02114,  United States; Recruiting
Vincent Ho, MD  617-632-5938    vtho@partners.org
Vincent Ho, MD,  Principal Investigator

United States, Michigan
      University of Michigan Medical Center, Ann Arbor,  Michigan,  48109,  United States; Recruiting
John Levine, MD  734-936-8456    jelevine@med.umich.edu
John Levine, MD,  Principal Investigator

United States, Minnesota
      University of Minnesota, Minneapolis,  Minnesota,  55455,  United States; Recruiting
Daniel Weisdorf, MD  612-624-9119    weisd001@umn.edu
Daniel Weisdorf, MD,  Principal Investigator

United States, Missouri
      Children's Mercy Hospital and Clinics, Kansas City,  Missouri,  63110,  United States; Recruiting
Charles Peters, MD  816-234-3264    cpeters@cmh.edu
Charles Peters, MD,  Principal Investigator

      Washington University/Barnes Jewish Hospital, St. Louis,  Missouri,  63110,  United States; Recruiting
John DiPersio, MD, PhD  314-454-8306    jdipersi@im.wustl.edu
John DiPersio, MD, PhD,  Principal Investigator

      Washington University/St. Louis Children's Hospital, St. Louis,  Missouri,  63110,  United States; Recruiting
Shalini Shenoy, MD  314-454-6018    shenoy@kids.wustl.edu
Robert Hayashi, MD  314-454-6018    hayashi_r@kids.wustl.edu
Shalini Shenoy, MD,  Principal Investigator
Robert Hayashi, MD,  Sub-Investigator

United States, Nebraska
      University of Nebraska Medical Center, Omaha,  Nebraska,  68198,  United States; Recruiting
Marcel Devetten, MD  402-559-5166    mdevetten@unmc.edu
Marcel Devetten, MD,  Principal Investigator

United States, New Jersey
      Hackensack University Medical Center, Hackensack,  New Jersey,  07601,  United States; Recruiting
Joel Brochstein, MD  201-996-5600    jbrochstein@humed.com
Joel Brochstein, MD,  Principal Investigator

United States, New York
      Memorial Sloan-Kettering Cancer Center, New York,  New York,  10021,  United States; Recruiting
Miguel-Angel Perales, MD  212-639-8682    peralesm@mskcc.org
Miguel-Angel Perales, MD,  Principal Investigator
Nancy Kernan, MD,  Sub-Investigator

      Roswell Park Cancer Institute, Buffalo,  New York,  14263,  United States; Recruiting
Philip McCarthy, MD  716-845-1051    philip.mccarthy@roswellpark.org
Philip McCarthy, MD,  Principal Investigator

United States, North Carolina
      Duke University Medical Center (Peds), Durham,  North Carolina,  27705,  United States; Recruiting
Joanne Kurtzberg, MD  919-668-1100    kurtz001@mc.duke.edu
Joanne Kurtzberg, MD,  Principal Investigator

      Duke University Medical Center (Adults), Durham,  North Carolina,  27705,  United States; Recruiting
Nelson Chao, MD  919-668-1011    chao0002@mc.duke.edu
Nelson Chao, MD,  Principal Investigator

United States, Ohio
      University Hospitals of Cleveland/Case Western, Cleveland,  Ohio,  44106,  United States; Recruiting
Hillard Lazarus, MD  216-844-3629    hillard.lazarus@case.edu
Hillard Lazarus, MD,  Principal Investigator

      Columbus Children's Hospital, Columbus,  Ohio,  43205,  United States; Recruiting
Amanda Termuhlen, MD  614-722-3552    atermuhlen@chi.osu.edu
Amanda Termuhlen, MD,  Principal Investigator

United States, Oklahoma
      University of Oklahoma Medical Center, Oklahoma City,  Oklahoma,  73104,  United States; Recruiting
George Selby, MD  405-271-4022    george-selby@ouhsc.edu
George Selby, MD,  Principal Investigator

      University of Oklahoma Medical Center, Oklahoma City,  Oklahoma,  73104,  United States; Recruiting
Jennifer Holter, MD  405-271-4022    jennifer-holter@ouhsc.edu
Jennifer Holter, MD,  Principal Investigator

United States, Oregon
      Oregon Health Sciences University, Portland,  Oregon,  97239,  United States; Recruiting
Enelda Nemecek, MD, MPH  503-494-5675    nemeceke@ohsu.edu
Eneida Nemecek, MD, MPH,  Principal Investigator

United States, Pennsylvania
      University of Pennsylvania Cancer Center, Philadelphia,  Pennsylvania,  19104,  United States; Recruiting
Edward Stadtmauer, MD  215-662-7910    edward.stadtmauer@uphs.upenn.edu
Steven Goldstein, MD  215-615-3138    Steven.Goldstein@uphs.upenn.edu
Edward Stadtmauer, MD,  Principal Investigator
Steven Goldstein, MD,  Sub-Investigator

      Children's Hospital of Pittsburgh, Pittsburgh,  Pennsylvania,  15213,  United States; Recruiting
Rakesh Goyal, MD  412-692-5055    rakesh.goyal@chp.edu
Rakesh Goyal, MD,  Principal Investigator

United States, Texas
      University of Texas/MD Anderson CRC, Houston,  Texas,  77030,  United States; Recruiting
Daniel Couriel, MD  713-792-4326    dcouriel@mdanderson.org
Daniel Couriel, MD,  Principal Investigator

      Texas Transplant Institute, San Antonio,  Texas,  78229,  United States; Recruiting
Paul Shaughnessy, MD  210-575-8507    paul.shaughnessy@mhshealth.com
Carlos Bachier, MD  210-575-8631    Carlos.Bachier@MHShealth.com
Paul Shaughnessy, MD,  Principal Investigator
Carols Bachier, MD,  Sub-Investigator
Michael Grimley, MD,  Sub-Investigator

United States, Washington
      Fred Hutchinson Cancer Research Center, Seattle,  Washington,  98109,  United States; Recruiting
Richard Nash, MD  206-667-4978    rnash@fhcrc.org
Richard Nash, MD,  Principal Investigator

Study chairs or principal investigators

Edward Ball, MD,  Principal Investigator,  University of California, San Diego
Javier Bolanos-Meade,  Principal Investigator,  Johns Hopkins/SKCCC
Joel Brochstein, MD,  Principal Investigator,  Hackensack University Medical Center
Nelson Chao, MD,  Principal Investigator,  Duke University Medical Center (Adults)
Daniel Couriel, MD,  Principal Investigator,  University of Texas/MD Anderson CRC
Marcel Devetten, MD,  Principal Investigator,  University of Nebraska
John DiPersio, MD, PhD,  Principal Investigator,  Washington University/Barnes Jewish Hospital
John Levine, MD,  Principal Investigator,  University of Michigan
Jasmine Zain, MD,  Principal Investigator,  City of Hope National Medical Center
Charles Peters, MD,  Principal Investigator,  Children's Mercy Hospital and Clinics
Edward Stadtmauer, MD,  Principal Investigator,  University of Pennsylvania
Vincent Ho, MD,  Principal Investigator,  DFCI/Brigham & Women's Hospital
Laura Johnston, MD,  Principal Investigator,  Stanford Hospital and Clinics
Naynesh Kamani, MD,  Principal Investigator,  Children's National Medical Center
Joanne Kurtzberg, MD,  Principal Investigator,  Duke University Medical Center (Peds)
Hillard Lazarus, MD,  Principal Investigator,  University Hospitals of Cleveland/Case Western
Richard Nash, MD,  Principal Investigator,  Fred Hutchinson Cancer Research Center
Miguel-Angel Perales, MD,  Principal Investigator,  Memorial Sloan-Kettering Cancer Center
Daniel Weisdorf, MD,  Study Chair,  University of Minnesota
John Wingard, MD,  Principal Investigator,  University of Florida College of Medicine (Shands)
George Selby, MD,  Principal Investigator,  University of Oklahoma Medical Center
Brian Bolwell, MD,  Principal Investigator,  The Cleveland Clinic
Amanda Lazarus, MD,  Principal Investigator,  Columbus Children's Hospital
Edward Agura, MD,  Principal Investigator,  Baylor University
Carlos Bachier, MD,  Principal Investigator,  Texas Transplant Institute
Rakesh Goyal, MD,  Principal Investigator,  Children's Hospital of Pittsburgh
Philip McCarthy, MD,  Principal Investigator,  Roswell Park Cancer Institute
Jennifer Holter, MD,  Principal Investigator,  University of Oklahoma Medical Center
Shalini Shenoy, MD,  Principal Investigator,  Washington University/St. Louis Children's Hospital

More Information

Study ID Numbers:  285; BMT CTN 0302; U01 HL069294-05
Last Updated:  May 11, 2007
Record first received:  September 21, 2005
ClinicalTrials.gov Identifier:  NCT00224874
Health Authority: United States: Food and Drug Administration
ClinicalTrials.gov processed this record on May 25, 2007

Attachment 2

Combination of Etanercept, Mycophenolate Mofetil (MMF), Denileukin Diftitox (Ontak), and Pentostatin With Steroids

This study is currently recruiting patients.

Verified by M.D. Anderson Cancer Center May 2007

Sponsors and Collaborators:	M.D. Anderson Cancer Center National Heart, Lung, and Blood Institute (NHLBI) National Cancer Institute (NCI) National Institutes of Health (NIH)
Information provided by:	M.D. Anderson Cancer Center
ClinicalTrials.gov Identifier:	NCT00474149

Purpose

Primary Objective:

1. To estimate the proportion of CR at Day 28 of therapy for newly diagnosed acute GVHD for each of these agents given in combination with corticosteroids.

Secondary Objectives:

1. To determine:

1.	proportion of partial response (PR), mixed response and progression at Day 28

2.	proportion of treatment failure (no response, progression, or mortality) by Day 14

3.	the incidence of GVHD flares requiring increasing therapy before Day 90.

Condition	Intervention	Phase
Graft-Versus-Host Disease	Drug: Etanercept Drug: Mycophenolate Mofetil (MMF) Drug: Denileukin Diftitox (Ontak) Drug: Pentostatin	Phase II

MedlinePlus related topics:  Immune System and Disorders

Genetics Home Reference related topics:  Immune System and Disorders

Study Type: Interventional

Study Design: Treatment, Randomized, Open Label, Uncontrolled, Parallel Assignment, Safety/Efficacy Study

Official Title: Initial Systemic Treatment of Acute GVHD: A Phase II Randomized Trial Evaluating Etanercept, Mycophenolate Mofetil (MMF), Denileukin Diftitox (Ontak), and Pentostatin in Combination With Corticosteroids

Further study details as provided by M.D. Anderson Cancer Center:

Total Enrollment:  180

Study start: August 2005

GVHD is a medical condition where transplanted donor cells attack and damage your tissues after you have a transplant. In about 40% of cases, GVHD can be controlled with treatments that use corticosteroids (like prednisone). More often, patients need long-term drug therapy to control their GVHD symptoms and to suppress the immune system, but this type of long-term drug therapy has risks and side effects. Because of the risks of continued GVHD and of GVHD treatment, new drugs to control GVHD are being tested in this study.

Etanercept is an anti-inflammatory and immune suppressive drug. MMF is an immune suppressive drug that blocks the growth of lymphocytes (immune cells), which can cause GVHD. Denileukin diftitox is an immune suppressive drug but has also been used to treat certain kinds of lymphocyte cancers called T-cell lymphomas. Pentostatin is an immune suppressive drug that is sometimes used as an anticancer chemotherapy drug as well.

Before you can start treatment on this study, you will have what are called "screening tests.” These tests will help the doctor decide if you are eligible to take part in this study. You will have about 1-2 tablespoons of blood drawn for routine blood tests. Women who are able to have children must have a negative blood or urine pregnancy test before receiving treatment.

If you are still eligible to take part in this study, you will be randomly assigned (as in a roll of the dice) to receive one of 4 study drugs -unless you are already receiving MMF; then only one of the other three drugs will be assigned to you. About the same number of participants will be assigned to each group.

If you are assigned to the etanercept group, the drug will be given by injection under the skin (subcutaneously) twice a week for up to 4 weeks. The doses will be given on the same 2 days each week, whenever possible.

If you are assigned to the MMF group, it will be given twice a day as either capsules or a liquid, depending on which formulation your body tolerates and absorbs better. It may be continued for 8-10 weeks, or as long as GVHD is active.

If you are assigned to the denileukin diftitox group, it will be given intravenously (IV--through a needle in your vein) over about 60 minutes on Days 1, 3, and 5 of the first week, and then repeated in the third week (Days 15, 17, and 19) of your treatment.

If you are assigned to the pentostatin group, it will be given by IV over 15-30 minutes on Days 1, 2, and 3 of the first week, and repeated in the third week on Days 15, 16, and 17 of your treatment.

No matter what group you are assigned to, you will also receive prednisone or methylprednisolone steroid therapy. Steroids like prednisone or methylprednisolone are the usual therapy of acute GVHD. There is no placebo or sugar pill treatment in this trial. Everyone in the study will receive prednisone or methylprednisolone plus one of the four new drugs, unless you are already receiving MMF; then only one of the other 3 drugs will be assigned to you. All patients in the study will be randomly assigned (like flipping a coin) to receive one of the four new study drugs with some statistical adjustment to insure that about the same number of patients will receive each of the new study drugs.

Throughout the study, you will be watched closely for symptoms of GVHD, blood cell count changes, changes in kidney and liver function, and any signs of infection. Your GVHD symptoms will be recorded at least once a week for the first 8 weeks. The blood tests at Week 4 and Week 8 must be done at the transplant center. Other weekly exams and tests, such as routine blood tests (about 1-3 tablespoons each time), urine tests, and x-rays, may be done at the transplant center or at a local doctor’s office, if your condition improves and the office is closer to where you live.

If you are assigned to the MMF treatment group, you will have extra blood samples drawn to study the actions of this drug in your body. You will have about 1 teaspoon of blood drawn at 4 different times on one day between Days 3 and 7, and again on another day between Days 10 and 14 (for a total of about 2-3 tablespoons). This blood will be drawn from an existing central venous catheter or a temporary peripheral venous catheter (a needle and small tube inserted into your vein, in order to lower the number of times you are stuck with a needle.)

Your participation in this study will be approximately nine months. You may be taken off study (with or without your consent) if intolerable side effects occur, you need a treatment not allowed on this study, you are unable to keep appointments or take the study drugs as scheduled, you become pregnant, or the study chair, sponsor, or FDA decides that it would be in your best interest to stop.

This is an investigational study. All 4 drugs being tested in this study are approved by the FDA for treating diseases other than GVHD. Their use in this study is considered investigational. All study drugs and the cost of research tests (such as the optional blood testing and storage) will be provided by the sponsor. Any other testing considered standard of care will be the financial responsibility of you and/or your insurance company. Up to 180 participants will take part in this study. Up to 24 will be enrolled at M. D. Anderson.

Eligibility

Ages Eligible for Study:  10 Years and above,  Genders Eligible for Study:  Both
Criteria

Inclusion Criteria:

1.	Prior allogeneic hematopoietic stem cell transplant using either bone marrow, peripheral blood stem cells or cord blood. Recipients of non-myeloablative transplants are also eligible.

2.
De novo Grade B-D acute GVHD diagnosed within 48 hours prior to enrollment. Biopsy confirmation of GVHD is strongly recommended but not required. Enrollment should not be delayed awaiting biopsy or pathology results. The patient must have had no previous systemic immune suppressive therapy given for treatment of acute GVHD except for a maximum of 48 hours of prior corticosteroid therapy (>1 mg/kg/day methylprednisolone).

3.	No previous immune suppressive therapy given for treatment of acute GVHD except for a maximum 48 hours of prior corticosteroid therapy >/= 1 mg/kg/day methylprednisolone.

4.
Clinical status at enrollment to allow tapering of steroids to not less than 1 mg/kg/day methylprednisolone (1.4 mg/kg/day prednisone) at Day 28 of therapy. This will be cleared by the Principal Investigator.

5.	Absolute neutrophil count (ANC) greater than 500/microL

6.	Estimated creatinine clearance greater than 30 mL/minute. At our institution this will be calculated with the Cockroft-Gault equation

7.	Written informed consent from patient, parent or guardian.

8.	Documentation that the assent document and education materials have been provided to, and reviewed with, patients under the age of 18.

9.	Greater than or equal to 10 years of age at the time of enrollment.

Exclusion Criteria:

1.	ONTAK, pentostatin, or etanercept given within 7 days of enrollment

2.	Active uncontrolled infection

3.	GVHD developing after donor lymphocyte infusion

4.
Patients receiving methylprednisolone>0.5mg/kg/day (or 0.6 mg/kg/day prednisone) within 7 days of onset of acute GVHD. If steroid therapy has been administered for a non-GVHD related condition and tapered to < 0.5 mg/kg/day methylprednisolone (or 0.6mg/kg/day prednisone) for seven or more days prior to the onset of acute GVHD, the patient is eligible.

5.	Patients unlikely to be available at the transplantation center on Day 28 and 56 of therapy.

6.	A clinical syndrome resembling de novo chronic GVHD developing at any time after allotransplantation. See Chapter 2 of the BMT CTN Manual of Procedures for details of de novo clinical GVHD.

7.	Other investigational therapeutics for GVHD within 30 days, including agents used for GVHD prophylaxis

8.	Patients who are pregnant, breast feeding, or, if sexually active, unwilling to use effective birth control for the duration of the study.

9.	Adults unable to provide informed consent

10.	Patients with a history of intolerance to any of the study drugs.

11.	Patients with isolated limited skin (stage I) as the sole manifestation of acute GVHD.

Location and Contact Information

Please refer to this study by ClinicalTrials.gov identifier  NCT00474149
Daniel Couriel, MD      713-792-4326

United States, Texas
      U.T.M.D. Anderson Cancer Center, Houston,  Texas,  77030,  United States; Recruiting
Daniel Couriel, MD,  Principal Investigator

Study chairs or principal investigators

Daniel Couriel, MD,  Principal Investigator,  U.T.M.D. Anderson Cancer Center

[Missing Graphic Reference]More Information

Study ID Numbers:  2005-0167
Last Updated:  May 14, 2007
Record first received:  May 14, 2007
ClinicalTrials.gov Identifier:  NCT00474149
Health Authority: United States: Food and Drug Administration

Attachment 3

Pentostatin in Treating Patients With Refractory Chronic Graft-Versus-Host Disease

This study is currently recruiting patients.

Verified by National Cancer Institute (NCI) May 2007

Sponsors and Collaborators:	Cancer and Leukemia Group B National Cancer Institute (NCI)
Information provided by:	National Cancer Institute (NCI)
ClinicalTrials.gov Identifier:	NCT00074035

Purpose

RATIONALE: Pentostatin may be effective in treating chronic graft-versus-host disease by stopping the immune system from rejecting donor stem cells or donor white blood cells.

PURPOSE: This phase II trial is studying how well pentostatin works in treating patients with chronic graft-versus-host disease that is refractory (not responsive) to treatment with steroids.

Condition	Intervention	Phase
Brain and Central Nervous System Tumors
Breast Cancer
Chronic Myeloproliferative Disorders
Gestational Trophoblastic Tumor
Graft Versus Host Disease
Leukemia
Lymphoma
Multiple Myeloma and Plasma Cell Neoplasm
Ovarian Cancer
Testicular Cancer
	Drug: pentostatin Procedure: biological therapy Procedure: complications of therapy assessment/management Procedure: graft versus host disease prophylaxis/therapy Procedure: supportive care/therapy	Phase II

MedlinePlus related topics:  Breast Cancer;   Cancer;   High Risk Pregnancy;   Immune System and Disorders;   Leukemia, Adult Acute;   Leukemia, Adult Chronic;   Leukemia, Childhood;   Lymphoma;   Multiple Myeloma;   Ovarian Cancer;   Testicular Cancer

Genetics Home Reference related topics:  breast cancer

Study Type: Interventional

Study Design: Supportive Care, Open Label

Official Title: A Phase II Trial Of Intravenous Pentostatin For The Treatment Of Patients With Refractory Chronic Graft-Versus-Host Disease

Further study details as provided by National Cancer Institute (NCI):

Total Enrollment:  37

Study start: December 2003

OBJECTIVES:

Primary

•	Determine the response rate in patients with refractory chronic graft-versus-host disease treated with pentostatin.

Secondary

•	Determine the time to next immunosuppressive agent (i.e., the time to progression from best response) in patients treated with this drug.

•	Determine the toxicity of this drug in these patients.

•	Determine the infection rate in patients treated with this drug.

•	Determine the pharmacokinetics of this drug in these patients.

•	Determine the changes in lymphocyte populations in patients treated with this drug.

•	Determine the survival of patients treated with this drug.

OUTLINE: This is a multicenter study.

Patients receive pentostatin IV over 20-30 minutes on day 1. Treatment repeats every 14 days for 6 courses in the absence of disease progression or unacceptable toxicity.

Patients who achieve a complete response after 6 courses receive 4 additional courses. Patients who achieve a partial response, minor response, or stable disease after 6 courses may receive up to 6 additional courses.

Patients are followed every 4 weeks for 1 year, every 3 months for 2 years, and then annually for 5 years.

PROJECTED ACCRUAL: Approximately 37 patients will be accrued for this study.

Eligibility

Ages Eligible for Study:  18 Years and above,  Genders Eligible for Study:  Both
Criteria

DISEASE CHARACTERISTICS:

•	Histologically confirmed chronic graft-versus-host disease (GVHD) after allogeneic hematopoietic stem cell transplantation or donor lymphocyte infusion

•	Progressive, quiescent, or de novo onset

•	Extensive stage disease requiring systemic immunosuppressive therapy, defined according to Seattle criteria as 1 of the following:

•	Generalized skin involvement

•	Limited skin involvement or hepatic involvement with any of the following:

•	Liver histology showing chronic progressive hepatitis, bridging necrosis, or cirrhosis

•	Eye involvement (i.e., Schirmer's test with less than 5 mm wetting)

•	Involvement of minor salivary glands or oral mucosa

•	Involvement of any other organ

•	Failed prior corticosteroid therapy, meeting 1 of the following criteria:

•	Progressive disease or less than a minor response in any organ system despite 2 weeks on steroid therapy at a dose of at least 1 mg/kg of methylprednisolone or equivalent

•	No response or minor response after at least 4 weeks of steroid therapy at a dose of least 0.5 mg/kg of methylprednisolone or equivalent

•	Less than a partial response after 8 weeks of steroid therapy at a dose of least 0.5 mg/kg of methylprednisolone or equivalent

•	Required a dose of least 0.5 mg/kg of methylprednisolone or equivalent after completion of at least 12 weeks of corticosteroid therapy in order to maintain a partial response or better

•	Required a dose of least 10 mg/kg of methylprednisolone or equivalent after completion of at least 18 weeks of corticosteroid therapy in order to maintain a partial response or better

•
Progressive extensive stage chronic GVHD after completion of at least 18 weeks of corticosteroid therapy and currently requiring reintroduction of corticosteroid therapy at a dose of least 10 mg/kg of methylprednisolone or equivalent OR an additional therapy (e.g., photopheresis or psoralen-ultraviolet-light [PUVA] therapy)

•	Established chronic GVHD either not improving or progressing on other immunosuppressive agents allowed provided steroid refractoriness has been previously established

PATIENT CHARACTERISTICS:

Age

•	18 and over

Performance status

•	0-3

Life expectancy

•	Not specified

Hematopoietic

•	Absolute neutrophil count greater than 1,000/mm^3

•	Platelet count greater than 50,000/mm^3 (without transfusion)

Hepatic

•	Not specified

Renal

•	Creatinine clearance at least 30 mL/min

Other

•	Not pregnant or nursing

•	Negative pregnancy test

•	Fertile patients must use effective contraception

•	HIV negative

•	No active infection

PRIOR CONCURRENT THERAPY:

Biologic therapy

•	See Disease Characteristics

Chemotherapy

•	Not specified

Endocrine therapy

•	See Disease Characteristics

•	No concurrent corticosteroids as antiemetics

Radiotherapy

•	Not specified

Surgery

•	Not specified

Other

•	Concurrent continuation of other immunosuppressants administered during onset or progression of chronic GVHD is allowed

•	No concurrent mechanical ventilation

Location and Contact Information

Please refer to this study by ClinicalTrials.gov identifier  NCT00074035

United States, Delaware
      Beebe Medical Center, Lewes,  Delaware,  19958,  United States; Recruiting
Clinical Trials Office - Beebe Medical Center  302-645-3171

      CCOP - Christiana Care Health Services, Newark,  Delaware,  19713,  United States; Recruiting
Clinical Trial Office - CCOP - Christiana Care Health Services  302-733-6227

United States, Illinois
      Cancer Care and Hematology Specialists of Chicagoland - Niles, Niles,  Illinois,  60714,  United States; Recruiting
Martin S. Tallman, MD  312-695-4540

      Hematology and Oncology Associates, Chicago,  Illinois,  60611,  United States; Recruiting
Clinical Trails Office - Hematology and Oncology Associates  312-695-1301

      Hematology Oncology Associates - Skokie, Skokie,  Illinois,  60076,  United States; Recruiting
Martin S. Tallman, MD  312-695-4540

      Hematology/Oncology of the North Shore at Gross Point Medical Center, Skokie,  Illinois,  60076,  United States; Recruiting
Martin S. Tallman, MD  312-695-4540

      Mercy Hospital and Medical Center, Chicago,  Illinois,  60616,  United States; Recruiting
Martin S. Tallman, MD  312-695-4540

      Midwest Center for Hematology/Oncology, Joliet,  Illinois,  60432,  United States; Recruiting
Martin S. Tallman, MD  312-695-4540

      North Shore Oncology and Hematology Associates, Limited - Libertyville, Libertyville,  Illinois,  60048,  United States; Recruiting
Martin S. Tallman, MD  312-695-4540

      Robert H. Lurie Comprehensive Cancer Center at Northwestern University, Chicago,  Illinois,  60611-3013,  United States; Recruiting
Clinical Trials Office - Robert H. Lurie Comprehensive Cancer  312-695-1301    cancer@northwestern.edu

      University of Chicago Cancer Research Center, Chicago,  Illinois,  60637-1470,  United States; Recruiting
Clinical Trials Office - University of Chicago Cancer Research  773-834-7424

United States, Iowa
      Holden Comprehensive Cancer Center at University of Iowa, Iowa City,  Iowa,  52242,  United States; Recruiting
Gerald H. Clamon, MD  319-356-1932

United States, Maryland
      Greenebaum Cancer Center at University of Maryland Medical Center, Baltimore,  Maryland,  21201,  United States; Recruiting
Clinical Trials Office - Greenebaum Cancer Center  800-888-8823

      Union Hospital Cancer Program at Union Hospital, Elkton MD,  Maryland,  21921,  United States; Recruiting
Stephen S. Grubbs, MD  410-398-4000

United States, Massachusetts
      Tufts-NEMC Cancer Center, Boston,  Massachusetts,  02111,  United States; Recruiting
John K. Erban, MD  617-636-5147

United States, Minnesota
      Mayo Clinic Cancer Center, Rochester,  Minnesota,  55905,  United States; Recruiting
Clinical Trials Office - Mayo Clinic Cancer Center  507-538-7623    cancerclinicaltrials@mayo.edu

United States, New Jersey
      Cancer Institute of New Jersey at Cooper - Voorhees, Voorhees,  New Jersey,  08043,  United States; Recruiting
Clinical Trials Office - Cancer Institute of New Jersey  856-325-6757

United States, New York
      New York Weill Cornell Cancer Center at Cornell University, New York,  New York,  10021,  United States; Recruiting
Clinical Trials Office - New York Weill Cornell Cancer Center  212-746-1848

United States, North Carolina
      Duke Comprehensive Cancer Center, Durham,  North Carolina,  27710,  United States; Recruiting
Jeffrey Crawford, MD  919-684-5621

      Wake Forest University Comprehensive Cancer Center, Winston-Salem,  North Carolina,  27157-1096,  United States; Recruiting
Clinical Trials Office - Wake Forest University Comprehensive  336-713-6771

United States, Ohio
      Arthur G. James Cancer Hospital and Solove Research Institute at Ohio State University, Columbus,  Ohio,  43210-1240,  United States; Recruiting
Clinical Trials Office - Arthur G. James Cancer Hospital and S  800-293-5066    osu@emergingmed.com

United States, Pennsylvania
      Abramson Cancer Center of the University of Pennsylvania, Philadelphia,  Pennsylvania,  19104-4283,  United States; Recruiting
Clinical Trials Office - Abramson Cancer Center  800-474-9892

      Fox Chase Cancer Center - Philadelphia, Philadelphia,  Pennsylvania,  19111-2497,  United States; Recruiting
Clinical Trials Office - Fox Chase Cancer Center  215-728-4790

      Western Pennsylvania Cancer Institute at Western Pennsylvania Hospital, Pittsburgh,  Pennsylvania,  15224-1791,  United States; Recruiting
Richard K. Shadduck, MD  412-578-5000

United States, Virginia
      Virginia Commonwealth University Massey Cancer Center, Richmond,  Virginia,  23298-0037,  United States; Recruiting
Clinical Trials Office -Virginia Commonwealth University Masse  804-828-0450

Study chairs or principal investigators

Sherif S. Farag, MD, PhD,  Study Chair,  Arthur G. James Cancer Hospital & Richard J. Solove Research Institute
Nelson J. A. Chao, MD,  Duke University

More Information

Clinical trial summary from the National Cancer Institute's PDQ® database

Study ID Numbers:  CDR0000341678; CALGB-100101
Last Updated:  May 23, 2007
Record first received:  December 10, 2003
ClinicalTrials.gov Identifier:  NCT00074035
Health Authority: Unspecified
ClinicalTrials.gov processed this record on May 25, 2007